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                                                                    EXHIBIT 10.1

                               ESTOPPEL AGREEMENT

         THIS ESTOPPEL AGREEMENT (this "Agreement") is made and entered into as of the 2nd day of January, 1998, by and among HEALTHDYNE INFORMATION ENTERPRISES, INC. ("HIE"), a Georgia corporation, Jerry Scott, a resident of Texas ("Scott"), George Schwend, a resident of Texas ("Schwend"), Keith Voigts, a resident of Mississippi ("Voigts"), Larry Streepy, a resident of Colorado ("Streepy"), Steve Fraser, a resident of Texas ("Fraser"), JMS Charitable Trust, JMS Inheritance Trust; ESS Charitable Trust, ESS Inheritance Trust, MLS Charitable Trust, MLS Inheritance Trust, and CBS Charitable Trust (collectively, the "Trusts"; Scott, Schwend, Voigts, Streepy, Fraser and the Trusts may be hereinafter collectively referred to as the "Shareholders"), and Scott, in his separate capacity as agent for the Shareholders (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, Matria Healthcare, Inc., a Delaware corporation and successor by merger to Healthdyne, Inc., a Georgia corporation ("Matria"), HIE, Healthcare Communications, Inc., a Texas corporation ("HCI"), the Shareholders, the Agent and certain other shareholders of HCI entered into that certain Settlement Agreement dated as of December 31, 1995 (the "Settlement Agreement"); and

         WHEREAS, in connection with the Settlement Agreement, HIE executed that certain Non-Negotiable Convertible Promissory Note dated as of December 31, 1995 (the "Original Note") and payable to the Agent in the original principal amount of $5,061,824.82; and

         WHEREAS, also in connection with the transactions contemplated by the Settlement Agreement, Scott executed that certain Promissory Note dated as of December 31, 1995 (the "Scott Note") and payable to HCI in the original principal amount of $300,000; and

         WHEREAS, to secure HIE's performance under the Original Note, HIE and the Agent entered into that certain Pledge Agreement dated as of December 31, 1995 (the "Pledge Agreement"), pursuant to which HIE pledged to the Agent the "Pledged Stock" and the other "Collateral", each as more fully described in the Pledge Agreement; and

         WHEREAS, HIE, the Shareholders and the Agent entered into that certain Agreement Concerning Prepayment and Agency Agreement dated as of November 15, 1996 (the "Initial Agreement Concerning Prepayment"), pursuant to which, among other things, HIE prepaid a portion of the indebtedness to Scott, Schwend and Streepy evidenced by the Original Note; and

         WHEREAS, in connection therewith, the Agent delivered the Original Note to HIE, and in exchange therefore, HIE delivered to the Agent that certain Non-Negotiable Amended and


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Restated Convertible Promissory Note dated as of November 15, 1996, in the original principal amount of $4,335,843.43 (the "First Amended Note"); and

         WHEREAS, HIE, Scott and the Agent entered into that certain Agreement Concerning Prepayment dated as of April 30, 1997, pursuant to which HIE prepaid a portion of the indebtedness owed to Scott evidenced by the First Amended Note; and

         WHEREAS, in connection therewith, the Agent delivered the First Amended Note to HIE, and in exchange therefore, HIE delivered to the Agent that certain Non-Negotiable Second Amended and Restated Convertible Promissory Note dated as of April 30, 1997, in the original principal amount of $3,960,462.39 (the "Second Amended Note"); and

         WHEREAS, HIE, Scott and the Agent entered into that certain Third Agreement Concerning Prepayment dated as of September 15, 1997, pursuant to which HIE prepaid a portion of the indebtedness owed to Scott evidenced by the Second Amended Note; and

         WHEREAS, in connection therewith, the Agent delivered the Second Amended Note to HIE, and in exchange therefore, HIE delivered to the Agent that certain Non-Negotiable Third Amended and Restated Convertible Promissory Note dated as of September 15, 1997, in the original principal amount of $3,830,598.20 (the "Third Amended Note"); and

         WHEREAS, the indebtedness owing under the Third Amended Note is due and payable on January 2, 1998; and

         WHEREAS, HIE has asserted that it has claims against the Shareholders related to breaches of the representations and warranties of the Shareholders contained in the Settlement Agreement (the "HIE Claims"), which HIE Claims are disputed by the Shareholders; and

         WHEREAS, subject to the terms and conditions hereof, HIE and the Shareholders have agreed that HIE will waive the HIE Claims in exchange for a reduction of the remaining obligations owing by HIE to the Shareholders under the Settlement Agreement and the Third Amended Note;

         NOW, THEREFORE, for and in consideration of the premises, the terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Defined terms used herein, as indicated by the initial capitalization thereof, shall have the same respective meanings ascribed to such terms in the Settlement Agreement unless otherwise specifically defined herein.

         2. REDUCTIONS OF AMOUNTS OWING UNDER SETTLEMENT AGREEMENT AND THIRD AMENDED NOTE.

         (a) HIE and Scott hereby agree that the indebtedness and other obligations owing to Scott under the Settlement Agreement and the Third Amended Note shall be reduced by an


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amount equal to the indebtedness owing by Scott to HCI under the Scott Note, in exchange for which HCI shall cancel such promissory note and deliver the same to Scott on or promptly after the date hereof.

         (b) Each of the Shareholders hereby (i) represents and warrants that the total amount of indebtedness and other obligations owing to such Shareholder under the Settlement Agreement, whether for principal, interest or otherwise, and before giving effect to any reduction as contemplated hereby (but after giving effect to the reduction in the obligations owing to Scott as set forth in paragraph (a) above), is properly set forth opposite such Shareholder's name in the column labeled "Note Balances at 1/2/98" on the table attached hereto as Exhibit A attached hereto and incorporated herein by reference, and (ii) agrees that such amount shall be and is hereby reduced in the corresponding amount as set forth on such Exhibit A, such reduced amount reflecting the aggregate amount of all remaining indebtedness and other obligations owing to such Shareholder by HIE under the Third Amended Note and the Settlement Agreement (such reduced amount, as it relates to any such Shareholder, is hereinafter referred to as such Shareholder's "Payoff Amount").

         3. INSTRUCTIONS FOR PAYMENT. Each of the Shareholders hereby authorizes and directs that HIE pay the applicable Payoff Amount by wire transfer in accordance with the applicable instructions set forth on Exhibit B attached hereto.

         4.   MUTUAL RELEASES.

         (i) (a) Effective upon its receipt of the Third Amended Note and the Pledged Stock, HIE hereby waives the HIE Claims, and each of HIE, HCI and Matria hereby waives any and all other claims it has or may have against the Shareholders, or any of them, arising out of any breach of the representations, warranties and covenants contained in the Settlement Agreement and the agreements, documents and instruments executed in connection therewith, other than any claims arising out of a breach by any Shareholder of any of its obligations under Section 9 and the employment agreements executed thereunder, and/or Section 10 of the Settlement Agreement and the Scott Distributor Agreement (as defined in Section 10 of the Settlement Agreement), and (b) effective upon receipt of the applicable Payoff Amount in accordance with the terms hereof, each of the Shareholders and the Agent hereby waives any and all claims it may have against HIE, HCI and/or Matria arising out of the breach of representations, warranties and covenants contained in the Settlement Agreement and each of the agreements, documents and instruments executed in connection therewith.

         (ii) Each of the Shareholders and the Agent hereby agrees that, immediately upon his or its receipt of the applicable Payoff Amount in immediately available funds in accordance with the payment instructions set forth above:

              (a) the HIE shall have no remaining obligations to such Shareholder; and

              (b) the Agent's security interest in the assets of the HIE, including, without limitation, the Pledged Stock and the Collateral, shall automatically terminate.


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         The Shareholders hereby authorize the Agent to, and the Agent agrees that it shall, deliver the Third Amended Note and the Pledged Stock to Troutman Sanders LLP ("Troutman"), to be held in escrow prior to the delivery of the Payoff Amounts. HIE hereby agrees that it shall deliver to Troutman the Scott Note, to be held in escrow prior to the delivery of the Payoff Amounts. The Shareholders and the Agent hereby authorize and direct Troutman to release the Third Amended Note and such Collateral to HIE, and HIE hereby authorizes and directs Troutman to release the Scott Note to Scott, in each case following Troutman's receipt of confirmation reasonably satisfactory to it that the Payoff Amount owing to each Shareholder has been delivered pursuant to the instructions set forth on Exhibit B. Each of the parties hereto agrees that Troutman shall have no liability to any party hereto arising under this escrow arrangement.

         5. FURTHER ASSURANCES. The Agent agrees to return any additional Collateral pledged to it and, at HIE's expense, to provide termination statements or other appropriate documentation, if any, as may be reasonably necessary or appropriate to terminate of record all liens and security interests held by the Agent in the assets of HIE, HCI and/or Matria, and, at HIE's expense, to take any other actions reasonably necessary or desirable to terminate its security interest in the assets of HIE, HCI and/or Matria.

         6. LIMITATION OF AGREEMENT. Except as expressly set forth herein, this Agreement shall not be deemed to waive, amend or modify any term or condition of the Settlement Agreement, which is hereby ratified and reaffirmed, and which shall remain in full force and effect without modification except as herein provided.

         7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute the same Agreement. Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

         8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of the Shareholders, the Agent and HIE.

         9. SECTION REFERENCES. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first written above.

                                     HEALTHDYNE INFORMATION
                                     ENTERPRISES, INC.



                                     By:      /s/ Joseph G. Bleser
                                         ---------------------------------------
                                     Name:    Joseph G. Bleser
                                     Title:   Chief Financial Officer



                                              /s/ Jerry Scott
                                     -------------------------------------------
                                     Jerry Scott, as Agent and individually



                                              /s/ George Schwend
                                     -------------------------------------------
                                     George Schwend



                                              /s/ Keith Voights
                                     -------------------------------------------
                                     Keith Voigts



                                              /s/ Larry Streepy
                                     -------------------------------------------
                                     Larry Streepy



                                              /s/ Steve Fraser
                                     -------------------------------------------
                                     Steve Fraser

                                     JMS CHARITABLE TRUST



                                     By:      /s/ Michael E. Kovarsky
                                         ---------------------------------------
                                     Trustee


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                                     JMS INHERITANCE TRUST


                                     By:      /s/ Michael E. Kovarsky
                                         ---------------------------------------
                                     Trustee

                                     ESS CHARITABLE TRUST


                                     By:      /s/ Michael E. Kovarsky
                                         ---------------------------------------
                                     Trustee

                                     ESS INHERITANCE TRUST


                                     By:      /s/ Michael E. Kovarsky
                                         ---------------------------------------
                                     Trustee

                                     MLS CHARITABLE TRUST


                                     By:      /s/ Michael E. Kovarsky
                                         ---------------------------------------
                                     Trustee

                                     MLS INHERITANCE TRUST


                                     By:      /s/ Michael E. Kovarsky
                                         ---------------------------------------
                                     Trustee

                                     CBS CHARITABLE TRUST


                                     By:      /s/ Michael E. Kovarsky
                                         ---------------------------------------
                                     Trustee



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